Exhibit 99.1

Investor Presentation November 8, 2013

 Statements contained in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by words such as "may," "will," "should," "expect," "anticipate," "believe," "estimate," "intend," "plan" and other similar expressions. These statements involve known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from those expressed or implied in such statements. These factors include, but are not limited to: the effect of general economic conditions; the Company's indebtedness; risk of future impairment charges; trading volatility and the price of the Company’s common stock; the Company's results in any given period differing from guidance provided to the public; the highly competitive nature of the restaurant business; the Company's business strategy failing to achieve anticipated results; risks associated with the restaurant industry; risks associated with locations of current and future restaurants; rising costs for food commodities and utilities; shortages or interruptions in the supply or delivery of food; ineffective marketing and guest relationship initiatives and use of social media; changing health or dietary preferences; our engagement in business in foreign markets; harm to our brands' reputation; litigation; third-party claims with respect to intellectual property assets; environmental liability; liability relating to employees; failure to comply with applicable laws and regulations; failure to effectively implement restaurant development plans; our dependence upon our franchisees; concentration of Applebee's franchised restaurants in a limited number of franchisees; credit risk from IHOP franchisees operating under our previous business model; termination or non-renewal of franchise agreements; franchisees breaching their franchise agreements; insolvency proceedings involving franchisees; changes in the number and quality of franchisees; inability of franchisees to fund capital expenditures; heavy dependence on information technology; the occurrence of cyber incidents or a deficiency in our cybersecurity; failure to execute on a business continuity plan; inability to attract and retain talented employees; risks associated with retail brand initiatives; failure of our internal controls; and other factors discussed from time to time in the Company's Annual and Quarterly Reports on Forms 10-K and 10-Q and in the Company's other filings with the Securities and Exchange Commission. The forward-looking statements contained in this presentation are made as of the date hereof and the Company assumes no obligation to update or supplement any forward-looking statements. 2 Forward-Looking Information

 This presentation includes references to the Company's non-GAAP financial measures "adjusted net income available to common stockholders (adjusted EPS)," "EBITDA," "free cash flow," and "segment EBITDA." "Adjusted EPS" is computed for a given period by deducting from net income (loss) available to common stockholders for such period the effect of any closure and impairment charges, any gain or loss related to debt extinguishment, any intangible asset amortization, any non-cash interest expense, any debt modification costs, any one-time litigation settlement charges, any general and administrative restructuring costs, net of savings, any gain or loss related to the disposition of assets, and any state income tax impact of deferred taxes due to refranchising incurred in such period. This is presented on an aggregate basis and a per share (diluted) basis. The Company defines "EBITDA" for a given period as income before income taxes less interest expense, loss on extinguishment of debt, depreciation and amortization, closure and impairment charges, non-cash stock-based compensation, gain/loss on disposition of assets and other charge backs as defined by its credit agreement. "Free cash flow" for a given period is defined as cash provided by operating activities, plus receipts from notes and equipment contracts receivable ("long-term notes receivable"), less principal payments on capital lease and financing obligations, the mandatory 1% of Term Loan principal balance repayment, and capital expenditures. "Segment EBITDA" for a given period is defined as gross segment profit plus depreciation and amortization as well as interest charges related to the segment. Management utilizes EBITDA for debt covenant purposes and free cash flow to determine the amount of cash remaining for general corporate and strategic purposes after the receipts from long-term receivables, and the funding of operating activities, capital expenditures and dividends. Management believes this information is helpful to investors to determine the Company's adherence to debt covenants and the Company's cash available for these purposes. Adjusted EPS, EBITDA, free cash flow and segment EBITDA are supplemental non-GAAP financial measures and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with United States generally accepted accounting principles. 3 Non-GAAP Financial Measures

Creating Stockholder Value By Delivering What We Promised

 At 99% franchised, we are unique in the full-service restaurant segment DineEquity is one of the largest full-service restaurant companies in the world We have two strong and iconic brands: each #1 in their respective categories for 6 consecutive years through fiscal 2012 based on U.S. system-wide sales* Less capital intensive, free cash flow generating model Significant return of cash to shareholders commenced in Q1 2013 Reduced total debt by over $1 billion since Applebee’s was acquired in 2007 Prudent management of G&A Restructuring initiative implemented in 2012 to generate G&A savings Leveraging Shared Services 5 DineEquity Overview * Source: Nation's Restaurant News, "Top 100," June 24, 2013 (Applebee’s rank based on U.S. system-wide sales in the “casual” dining category; IHOP rank based on U.S. system-wide sales in the “family” dining category)

 Since acquiring Applebee’s in 2007, DineEquity has: Substantially lowered G&A Re-engineered the menu for franchisee profitability Restored same-restaurant sales momentum over time at both brands Capitalized on the opportunity to reduce commodity costs through an independent purchasing co-op, which further differentiates our brands Implemented a Shared Services model to be more effective and efficient Completed a sale-leaseback for 181 company-owned properties Improved operational execution at Applebee’s and IHOP 6 We Are Delivering What We Promised

The DineEquity story is one of strong free cash flow 3 2 Maximize the Business Innovate and Evolve our Strong Brands Manage G&A Costs 1 Facilitate Franchisee Development 2 3 Generate Significant Free Cash Flow to Return to Shareholders 1 7 DineEquity’s Value Creation Strategy: Focus on Generating Free Cash Flow In 2013, Approximately $68 Million Returned to Stockholders Through Cash Dividends and Share Repurchases

Innovating and Evolving Two Category-Leading Brands

9 Fundamental Approach to Brand Management Innovate and Evolve 1 Innovate and Evolve Effective Marketing Enhance the Menu Maximize the Remodel Program Achieve Operational Excellence Optimize Development

Innovate and Evolve Applebee’s – Brand Highlights Operational Excellence Continually improving operational execution at the restaurant level Testing new service and guest interface models Streamlined the menu, making it easier to execute and a better experience for our guests Marketing Emphasis on promoting unique products and value offerings New strategies and promotions to grow sales in each day part, including lunch and late night September 2013 launch of ESPN Fan Zone in Applebee’s restaurants nationwide Advertising and Media Ranked #2 on Fast Company’s 2013 annual list of Most Innovative Companies in Food Developing exciting new campaigns, which reflect the broader changes for the brand Menu Intense focus on 18-month pipeline of new and tested menu items Frequent new rollouts, including the August 2013 launch of Honey Pepper Grill Menu innovation. Since December 2007, 90% of the menu has been upgraded or changed. Remodel Development Applebee’s franchisees are expected to open between 25 and 30 new restaurants in 2013, the majority of which are expected to be opened in the U.S. International growth is an opportunity Focus on countries where we currently have a presence New remodel package with 2014 completion goal As of September 30, 2013, approximately 66% of the domestic system has the new look 1 10

Every Day Value Bar Meets Grill Bourbon Black & Bleu Burger Sizzling Double Barrel Whisky Sirloins Cowboy Burger Napa Chicken & Portobellos Applebee’s – Menu Innovation Innovate and Evolve 1 Sizzling Entrées and Refreshing Drinks See You TomorrowSM Healthy Halo 11

Innovate and Evolve 12 Applebee’s Remodel Program 1

Operational Excellence Voice of the Guest scores reached new highs in September 2013 Driving operational improvements to drive sustainable and positive same-restaurant sales and traffic Marketing Refining our marketing message and guest testimonial creative strategy Communicating our value proposition effectively Advertising and Media Maximizing media investment through an improved buying process Expanding our reach with digital and social media Creating another valuable touch point for our guests Menu Streamlining the menu and improving usability New menu layout launched in June 2013. Updated menu launched November 2013. Building a pipeline of fresh offerings Accelerating menu innovation to create items that are unique to IHOP Remodel Development IHOP franchisees and its area licensee are expected to develop between 50 and 60 new restaurants in 2013, the majority of which are projected to be opened in the U.S. International growth is an opportunity Focus on countries where we currently have a presence Next evolution of the remodel program in progress 1 13 Innovate and Evolve IHOP – Iconic Brand within Family Dining

Drive Excitement Through Culinary Innovation & Advertising 14 NEW menu design launched in June 2013 Unveiled the NEW IHOP.com Griddle Melt Breakfast Sandwiches 1 SIMPLE & FIT Whole Wheat Waffle with Blueberries Combo Seasonal Signature Pancakes: Pumpkin, Eggnog & Raspberry White Chocolate Chip Berry Berry Brioche French Toast

International: Remains a Development Opportunity Source: Company 10-K and 10-Q filings 15 IHOP Expands to Middle East and Asia Pacific Applebee’s Broadens Presence Abroad Applebee’s has 150 franchised restaurants abroad as of 9/30/2013 Applebee’s are located in: 49 states of the United States Puerto Rico 17 countries outside of the United States IHOP has 51 franchised restaurants internationally as of 9/30/2013 IHOP restaurants are located in: All 50 states of the United States Puerto Rico The U.S. Virgin Islands Canada The Dominican Republic Guatemala Mexico The Middle East The Philippines

16 Source: Company 10-K and 10-Q filings Company and Franchised Restaurant Count IHOP restaurant base has grown by approximately 19% since 2007 During that time, 479 Applebee’s company-operated restaurants were refranchised Facilitate Franchise Development Today, 99% Franchised System 2 Note: As of September 30, 2013, DineEquity’s company restaurant operations segment consisted of 23 Applebee's company-operated restaurants, 13 IHOP company-operated restaurants. 0 1,000 2,000 3,000 4,000 2007 1,465 1,333 522 3,320 2008 1,598 1,385 417 3,400 2009 1,609 1,443 412 3,464 2010 1,701 1,493 320 3,514 2011 1,842 1,535 192 3,569 2012 2,011 1,569 3,615 3Q13 1,987 1,589 3,612 Year-End Restaurant Count 84% 88% 88% 91% 95% 99% 99% % Franchised Applebee's Franchise IHOP Franchise Company Operated

Financial Discipline and 99% Franchised Model Results in Strong Free Cash Flow

Track Record of Tight G&A Management Annual G&A Expenses, 2007-2013 Forecast ($M) *Comprised of actual IHOP G&A expense plus pro forma Applebee’s G&A expense as disclosed in the Company’s 2007 Form 10-K, less certain one-time costs primarily related to additional stock-based compensation triggered by the Applebee’s acquisition and severance costs for employees terminated in connection with the aquisition as well as costs related to the exploration of strategic alternatives for enhancing shareholder value. **Excluding the impact of a one-time legal settlement, G&A was approximately $154 million Source: Company 10-K filings and press releases Manage G&A 3 Leveraging Shared Services model to manage costs 18 0 50 100 150 $200M 0 50 100 150 $200M 2007* $193M 2008 $182M 2009 $159M 2010 $160M 2011 $156M 2012** $163M 2013 Guidance $144M G e n e r a l & A d m i n i s t r a t i v e E x p e n s e s ( $ M ) $154M $142M G&A G&A Impact of one-time Legal Settlement Guidance Range

Track Record of Strong Free Cash Flow Generation *The decline in free cash flow in fiscal 2012 was primarily due to the increase in cash taxes paid on refranchising proceeds and, as expected, lower segment profit due to refranchising. ** Free cash flow for the fiscal years 2008-2012 is defined as cash flows provided by operating activities, plus principal receipts from notes, equipment contracts and other long-term notes receivables, less dividends paid on common stock and capital expenditures. Source: Company 10-K filings and press releases 19 Free Cash Flow**, 2008-2013 YTD 0 50 100 150 $200M 0 50 100 150 $200M 2008 $57M 2009 $135M 2010 $153M 2011 $108M 2012* $48M 3Q13 $99M F r e e C a s h F l o w

Strong Free Cash Flow Generation Enables Significant 2013 Return of Capital *See non-GAAP financial measures disclosure in the Company’s Form 10-K filing ** Year-to-date through September 30, 2013 Note: See Company press release issued on October 29, 2013 for complete revised guidance Source: Company 10-K filings and press releases 20 2013 Free Cash Flow* Guidance ($M) Return of Capital Strategy Paid three quarterly cash dividends of $0.75 per share of common stock year-to-date, totaling $43.2 million** $24.7M of shares repurchased year-to-date** under $100 million share repurchase authorization Position the Company to potentially refinance our overall debt in the next few years 0 25 50 75 100 $125M 0 25 50 75 100 $125M 2013 Guidance Guidance Range $108M F r e e C a s h F l o w $93M

The Result: Total Debt Reduced by Over $1.0 Billion Since 2007 Total Debt, 2007-2012 ($M) *Guidance for fiscal 2013 Source: Company 10-K and 10-Q Filings 21 Reduced debt by over $332M in 2012 alone Strong free cash flow has enabled deleveraging over time 0 1 2 $3B 0 1 2 $3B 2007 $2.4B 2008 $2.4B 2009 $2.1B 2010 $2.0B 2011 $1.7B 2012 $1.4B 3Q13 $1.4B T o t a l D e b t ( $ B ) $95M $57M $135M $153M $108M $48M $93M - $108M* Free Cash Flow

Benefit of Highly Franchised Business Model: Low Volatility At 99% franchised, the business model generates strong free cash flow with reduced volatility Mitigates the pressures from commodity inflation Company operations are considered largely immaterial The remaining company-operated restaurants are used for test market purposes Less capital intensive business model 22